Exhibit 10.4

CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS
EMPLOYEE RETENTION AND INCENTIVE PLAN

SHARE OPTION AGREEMENT

THIS SHARE OPTION AGREEMENT (the “Agreement”) is dated as of March 08, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and John S. Gates, Jr. (the “Optionee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2003 Plan or in the Optionee’s Employment Agreement, where indicated.  The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the 2003 Plan.  In this Agreement, “shares” means the Company’s Common Shares or other securities resulting from an adjustment under Sections 1.5 and 6.2 of the 2003 Plan.

The parties agree as follows:

1.                                      Grant of Option.  The Company hereby grants to the Optionee an option (the “Option”) to purchase 302,680 shares under the terms and conditions hereof.

2.                                      Term.  This Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

3.                                      Price.   The price of each share purchased by exercise of the Option is $$44.99.

4.                                      Partial Exercise.  The Option, to the extent exercisable under this agreement and the 2003 Plan, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains to the entire number of shares then covered by the Option.

5.                                      Exercise Period.

(a)                                  Except as otherwise provided in the 2003 Plan or in this Agreement, the Option shall become exercisable as follows:

Time Period	Exercisable
Prior to the first anniversary of the date of this Agreement	None
After the first anniversary of the date of this Agreement	One Fifth
After the second anniversary of the date of this Agreement	Two Fifths
After the third anniversary of the date of this Agreement	Three Fifths
After the fourth anniversary of the date of this Agreement	Four fifths
After the fifth anniversary of the date of this Agreement	All

(b)                                 Notwithstanding any provision in the Agreement or the 2003 Plan to the contrary and in accordance with Section 7(d) of the Optionee’s Employment Agreement, this Option shall fully vest on the Optionee’s Termination Date, as defined in Section 2 of the Optionee’s Employment Agreement.

6.                                      Method of Exercise.  The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

7.                                      ISO Treatment.  It is intended that the Option shall qualify as an “incentive share option” as described in Section 422 of the Internal Revenue Code of 1986, as amended within the limitations outlined in Section 2.5 of the 2003 Plan.

8.                                      Rights of the Shareholder.  No person, estate, or other entity will have the rights of a shareholder with respect to shares subject to the Option until a certificate or certificates for these shares have been delivered to the person exercising the Option.

9.                                      Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including its right to recapitalize, reorganize or consolidate, issue bonds, notes or shares, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

10.                               Taxes.  The Company may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the Company may defer making delivery until it is indemnified to its satisfaction for that tax.

11.                               Compliance with Laws.  The option is exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the shares are listed at any time.  The option may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.  Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

12.                               Share Legends.  Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

13.                               No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee’s employment at any time.

14.                               Amendment of Option.  The Company may alter, amend, or terminate the Option only with the Optionee’s consent, except for adjustments expressly provided by this Agreement or the 2003 Plan.

15.                               Miscellaneous.  This Agreement is subject to and controlled by the 2003 Plan.  Any inconsistency between this Agreement and said 2003 Plan shall be controlled by the 2003 Plan.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

16.                               Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows:  if to the Company, to the Company’s principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received.  A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 16.

IN WITNESS WHEREOF, each of the Optionee and the Company have executed this Agreement as of the date first written above.

CENTERPOINT PROPERTIES TRUST

By:	/s/ Rockford O. Kottka
Rockford O. Kottka

	Its:	Chief Accounting Officer

OPTIONEE

/s/ John S. Gates
John S. Gates, Jr.

CENTERPOINT PROPERTIES TRUST
2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE
PLAN

RESTRICTED SHARE AGREEMENT

THIS RESTRICTED SHARE AGREEMENT (the “Agreement”) is dated as March 08, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and John S. Gates, Jr. (the “Grantee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or in the Grantee’s Employment Agreement, where indicated.  The purpose of this Agreement is to establish a written agreement evidencing a grant of Restricted Shares made in accordance with the terms of the Plan.  In this Agreement, “Restricted Shares” means shares granted pursuant to this Agreement or other securities resulting from an adjustment under Section 1.5 and 6.2 of the 2003 Plan.

The parties agree as follows:

17.                               Grant of Restricted Shares.  The Company hereby grants to the Grantee 19,683 common shares (the “Shares”) under the terms and conditions hereof.

18.                               Share Price.  The share price of the Shares is $44.99.

19.                               Performance Goals.  As defined below in section 5(a).

20.                               Time Goal.  Eight (8) years.

21.                               Vesting.   Except as otherwise provided in the 2003 Plan or in this Agreement, the Shares shall become vested as follows:

(a)                                  Achievement of Performance Goal.  Shares granted and not previously vested or forfeited shall vest as detailed below: at the close of business on the last day of a period commencing at least two years after the date of this award and:

•                                          20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 30%.

•                                          20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 40%.

•                                          20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 50%.

•                                          20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 60%.

•                                          20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 70%.

Total shareholder return means, with respect to each award, a fraction the numerator of which shall be the cumulative share price appreciation (the difference between (i) the share price of the Company’s common shares on the date of any determination thereof plus the aggregate amount of cash distributions per share for the period commencing on the date of this award and ending on the date of any such determination and (ii) the price of the Shares on the date of this award) and the denominator of which shall be the price of the Shares on the date of this award.

(b)                                 Time Goal.   Shares not previously vested or forfeited shall become fully vested at the close of business on the eighth anniversary of the date of this Agreement.

(c)                                  Optionee’s Termination Date.  Notwithstanding any provision in the Agreement or the 2003 Plan to the contrary and in accordance with Section 7(d) of the Grantee’s Employment Agreement, the Shares granted pursuant to this Agreement shall fully vest on the Grantee’s Termination Date, as defined in Section 2 of the Grantee’s Employment Agreement..

22.                               Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

23.                               Taxes.  The Company may pay or withhold the amount of any tax attributable to any Shares deliverable under this Agreement or dividends payable thereon, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for that tax.

24.                               Compliance with Laws.  Shares can be delivered under this Agreement only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the common shares are listed at any time.  Shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body having jurisdiction over such matters as the Company deems advisable.  Each person or estate that acquired the right to receive shares by bequest or inheritance may be required by the Company to furnish reasonable evidence of ownership of the shares as a condition to their issuance.   In addition, the Company may require such consents and releases of taxing authorities as the Company deems advisable.

25.                               Stock Legends.  Any certificate issued to evidence the Shares issued shall bear such legends and statements as the Company deems advisable to assure compliance with all federal and state laws and regulations.

26.                               No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee at any time.

27.                               Amendment of Agreement.  The Company may alter, amend, or terminate this Agreement only with the Grantee’s consent, except for adjustments expressly provided by this Agreement.

28.                               Miscellaneous.  This Agreement is subject to and controlled by the 2003 Plan.  In the case of any inconsistency between this Agreement and the 2003 Plan, the terms of the 2003 Plan shall govern.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

29.                               Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopy, addressed as follows: if to the Company, to the Company’s principal office, Attention: Mr. Rockford O. Kottka, and if to the Grantee or his successor, to the address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopy shall be deemed to have been given when it is so transmitted and the appropriate confirmation is received.  A party may change its address for record purposes by giving notice in accordance with the provisions of this Section 13.

IN WITNESS WHEREOF, the Grantee and the Company have executed this Agreement as of the date first written above.

CENTERPOINT PROPERTIES TRUST

By	/s/ Rockford O. Kottka
Rockford O. Kottka

	Its:	Chief Accounting Officer

GRANTEE

/s/ John S. Gates
Print name: John S. Gates, Jr.

CENTERPOINT PROPERTIES TRUST

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is dated as of January 1, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and John S. Gates, Jr. (the “Optionee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.  The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the Plan.  In this Agreement, “shares” means shares of the Company’s Common Stock or other securities resulting from an adjustment under Article 8 of the Plan.

The parties agree as follows:

1.                                      Grant of Option.  The Company hereby grants to the Optionee an option (the “Option”) to purchase 4,875 shares under the terms and conditions hereof.

2.                                      Term.  The Option becomes exercisable and terminates in accordance with the schedule set forth in Section 5 hereof; provided, however, that in the event employment of the Optionee with the Company or a Subsidiary terminates for any reason, the Option shall terminate in accordance with the provisions of Section 7.2 of the Plan.

3.                                      Price.   The price of each share purchased by exercise of the Option is $ 44.10.

4.                                      Partial Exercise.  The Option, to the extent exercisable under Section 5 hereof, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains tot he entire number of shares then covered by the Option.

5.                                      Exercise Period.

(a)                                  Except as otherwise provided in the Plan or in this Agreement, the Option shall become exercisable as follows:

Time Period	Exercisable
Prior to the first anniversary of the date of this Agreement	None
After the first anniversary of the date of this Agreement	One-fifth
After the second anniversary of the date of this Agreement	Two-fifths
After the third anniversary of the date of this Agreement	Three-fifths
After the fourth anniversary of the date of this Agreement	Four-fifths
After the fifth anniversary of the date of this Agreement	All

(b)                                 If it has not previously terminated pursuant to the terms of the Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

6.                                      Method of Exercise.  The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

7.                                      ISO Treatment.  It is intended that the Option shall qualify as an “incentive stock option” as described in Section 422 of the Internal Revenue Code of 1986, as amended.

8.                                      Rights of Stockholder.  No person, estate, or other entity will have the rights of a stockholder with respect to shares subject to the Options until a certificate or certificates for these shares have been delivered to the person exercising the option.

9.                                      Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including other changes in its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

10.                               Changes in Capitalization.  Upon the occurrence of an event described in Section 8.1(a) of the Plan, the Committee shall make the adjustments specified in Section 8.1(b) of the Plan.

11.                               Taxes.  The company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the company may defer making delivery until it is indemnified to its satisfaction for that tax.

12.                               Compliance with Laws.  Options are exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the Common Stock is listed at any time.  Options may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.  Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

13.                               Stock Legends.  Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

14.                               Assignability.  The Option shall not be transferable other than by will or the laws of descent and distribution.  G the Optionee’s lifetime, the Option shall be exercisable only by the Optionee, except as otherwise provided herein.  The Option shall be transferable, on the Optionee’s death, to the Optionee’s estate and shall be exercisable, during the Optionee’s lifetime, by the Optionee’s guardian or legal representative.

15.                               No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee’s employment at any time.

16.                               Amendment of Option.  The Company may alter, amend, or terminate the Option only with the Optionee’s consent, except for adjustments expressly provided by this Agreement.

17.                               Choice of Law.  The provisions of Section 9.6 of the Plan, concerning choice of law, shall govern this Agreement.

18.                               Miscellaneous.  This Agreement is subject to and controlled by the Plan.  Any inconsistency between this Agreement and said Plan shall be controlled by the Plan.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

19.                               Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows:  if to the Company, to the Company’s principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received.  A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 19.

IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the date first written above.

CENTERPOINT PROPERTIES TRUST

	By:	/s/ Rockford O. Kottka
Rockford O. Kottka

	Its:	Chief Accounting Officer

30.		GRANTEE

/s/ John S. Gates
Printed Name: John S. Gates, Jr.

CENTERPOINT PROPERTIES TRUST

2003 OMNIBUS EMPLOYEE RETENTION AND INCENTIVE PLAN

RESTRICTED SHARE AGREEMENT

THIS RESTRICTED SHARE AGREEMENT (the “Agreement”) is dated as January 1, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and John S. Gates, Jr. (the “Grantee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.  The purpose of this Agreement is to establish a written agreement evidencing a grant of Restricted Shares made in accordance with the terms of the Plan.  In this Agreement, “Restricted Shares” means shares granted pursuant to this Agreement or other securities resulting from an adjustment under Section 1.5 and 6.2 of the 2003 Plan.

The parties agree as follows:

1.              Grant of Restricted Shares.  The Company hereby grants to the Grantee 487 Common Shares (the “Shares”) under the terms and conditions hereof.

2.              Share Price.  The share price of the Shares is $ 44.10.

3.              Performance Goals.  As defined below in section 5 (a).

4.              Time Goal.  Eight (8) years.

5.              Vesting.   Except as otherwise provided in the 2003 Plan or in this Agreement, the Shares shall become vested as follows:

(a)                                  Achievement of Performance Goal.  Shares granted and not previously vested or forfeited shall vest as detailed below: at the close of business on the last day of a period commencing at least two years after the date of this award and:

•                  20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 30%.

•                  20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 40%.

•                  20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 50%.

•                  20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 60%.

•                  20% of the shares – At the close of business on the last day of a period commencing at least two years after the date of this award and including 60 consecutive trading days such that the average total shareholder return for such trading days equals or exceeds 70%.

Total shareholder return means, with respect to each award, a fraction the numerator of which shall be the cumulative share price appreciation (the difference between (i) the share price of the Company’s common shares on the date of any determination thereof plus the aggregate amount of cash distributions per share for the period commencing on the date of this award and ending on the date of any such determination and (ii) the price of the Shares on the date of this award) and the denominator of which shall be the price of the Shares on the date of this award.

(b)                                 Change of Control.  Shares not previously vested or forfeited shall become fully vested upon a Change of Control as defined in the 2003 Plan.

(c)                                  Time Goal.   Shares not previously vested or forfeited shall become fully vested at the close of business on the eighth anniversary of the date of this Agreement.

6.              Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including its right to recapitalize, reorganize or consolidate, issue bonds, notes or stock, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

7.              Taxes.  The Company may pay or withhold the amount of any tax attributable to any Shares deliverable under this Agreement or dividends payable thereon, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for that tax.

8.              Compliance with Laws.  Shares can be delivered under this Agreement only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the common shares are listed at any time.  Shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body having jurisdiction over such matters as the Company deems advisable.  Each person or estate that acquired the right to receive shares by bequest or inheritance may be required by the Company to furnish reasonable evidence of ownership of the shares as a condition to their issuance.   In addition, the Company may require such consents and releases of taxing authorities as the Company deems advisable.

9.              Stock Legends.  Any certificate issued to evidence the Shares issued shall bear such legends and statements as the Company deems advisable to assure compliance with all federal and state laws and regulations.

10.       No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee at any time.

11.       Amendment of Agreement.  The Company may alter, amend, or terminate this Agreement only with the Grantee’s consent, except for adjustments expressly provided by this Agreement.

12.       Miscellaneous.  This Agreement is subject to and controlled by the 2003 Plan.  In the case of any inconsistency between this Agreement and the 2003 Plan, the terms of the 2003 Plan shall govern.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

13.       Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopy, addressed as follows: if to the Company, to the Company’s principal office, Attention: Mr. Rockford O. Kottka, and if to the Grantee or his successor, to the address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopy shall be deemed to have been given when it is so transmitted and the appropriate confirmation is received.  A party may change its address for record purposes by giving notice in accordance with the provisions of this Section 13.

IN WITNESS WHEREOF, the Grantee and the Company have executed this Agreement as of the date first written above.

(a)

(b)

(c)

CENTERPOINT PROPERTIES TRUST

By:	/s/ Rockford O. Kottka
Rockford O. Kottka

	Its:	Chief Accounting Officer

()

GRANTEE

/s/ John S. Gates
Print name: John S. Gates, Jr.